As filed with the Securities and Exchange Commission on August 10, 1998
                                                    Registration No. 333-

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                           --------------------------

                              SPECTRIAN CORPORATION
             (Exact name of Registrant as specified in its charter)

       Delaware                                                 77-0023003
(State of Incorporation)                                     (I.R.S. Employer
                                                             Identification No.)

                               350 West Java Drive
                           Sunnyvale, California 94089
                                 (408) 745-5400
   (Address and telephone number of Registrant's principal executive offices)

                           --------------------------

                       1998 NONSTATUTORY STOCK OPTION PLAN
                            (Full Title of the Plan)

                           --------------------------

                                 BRUCE R. WRIGHT
              Executive Vice President, Finance and Administration,
                      Chief Financial Officer and Secretary
                              Spectrian Corporation
                               350 West Java Drive
                           Sunnyvale, California 94089
                                 (408) 745-5400
            (Name, address and telephone number of agent for service)

                           --------------------------

                                    Copy to:
                             CHRIS F. FENNELL, ESQ.
                        Wilson Sonsini Goodrich & Rosati
                            Professional Corporation
                               650 Page Mill Road
                        Palo Alto, California 94304-1050
                                 (650) 493-9300

                           --------------------------

================================================================================

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                         CALCULATION OF REGISTRATION FEE

================================================================================
                                       Proposed        Proposed
 Title of                              Maximum         Maximum
Securities             Amount          Offering        Aggregate       Amount of
   to be               to be          Price Per        Offering     Registration
Registered           Registered        Share(1)        Price(1)          Fee
================================================================================

Common Stock,
$.001 par value(2)  500,000 shares     $13.06         $6,530,000     $1,926.35

================================================================================

(1) Estimated in accordance with Rule 457(c) solely for the purpose of calculating the registration fee on the basis of the average of the high and low prices per share for the Common Stock as reported on the Nasdaq National Market System on August 5, 1998.

(2) Includes Preferred Share Purchase Rights which, prior to the occurrence of certain events, will not be exercisable or evidenced separately from the Common Stock.

         The contents of the Registrant's Form S-8 Registration Statement No. 333-49081 as filed with the Securities and Exchange Commission (the "SEC") on April 1, 1998 is incorporated herein by reference.


             PART II: INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 8.           Exhibits
                  --------


  Exhibit
   Number                                 Documents
-------------   ----------------------------------------------------------------
    4.1*        1998 Nonstatutory Stock Option Plan
    5.1         Opinion of counsel as to legality of securities being registered
   23.1         Consent of Counsel (contained in Exhibit 5.1)
   23.2         Consent of Independent Auditors
   24.1         Power of Attorney (see page 5)
------------------

* Incorporated by reference to the Exhibit filed with the Company's Registration Statement on Form S-8 No. 333-49081 as filed with the SEC on April 1, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant, Spectrian Corporation, a corporation organized and existing under the laws of the State of Delaware, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunnyvale, State of California, on this 10th day of August, 1998.


                            SPECTRIAN CORPORATION



                            By:    /s/ Bruce R. Wright
                                  ---------------------------------------------
                                  Bruce R. Wright
                                  Executive Vice President, Finance and
                                  Administration, Chief Financial Officer and
                                  Secretary (Principal Financial and Accounting Officer)

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Garrett A. Garrettson and Bruce R. Wright, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


           Signature                               Title                             Date
----------------------------------   -----------------------------------  --------------------------
                                     President, Chief Executive Officer          August 10, 1998
  /s/ Garrett A. Garrettson          and Director (Principal Executive
----------------------------------   Officer)
(Garrett A. Garrettson)

                                     Executive Vice President, Finance           August 10, 1998
                                     and Administration, Chief Financial
  /s/ Bruce R. Wright                Officer and Secretary (Principal
----------------------------------   Financial and Accounting Officer)
(Bruce R. Wright)

  /s/ James A. Cole                  Director                                    August 10, 1998
----------------------------------
(James A. Cole)

  /s/ Martin Cooper                  Director                                    August 10, 1998
----------------------------------
(Martin Cooper)

  /s/ Charles Kissner                Director                                    August 10, 1998
----------------------------------
(Charles Kissner)

  /s/ Robert C. Wilson               Director                                    August 10, 1998
----------------------------------
(Robert C. Wilson)

  /s/ Eric A. Young                  Director                                    August 10, 1998
----------------------------------
(Eric A. Young)


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                       ----------------------------------

                                    EXHIBITS

                       ----------------------------------

                       Registration Statement on Form S-8

                              SPECTRIAN CORPORATION

                                 August 10, 1998

                              SPECTRIAN CORPORATION

                       REGISTRATION STATEMENT ON FORM S-8
                       ----------------------------------

                                INDEX TO EXHIBITS





 Exhibit                   Description Number
---------  ---------------------------------------------------------------------

  4.1*     1998 Nonstatutory Stock Option Plan

  5.1      Opinion of counsel as to legality  of  securities  being registered

 23.1      Consent of Counsel  (contained in Exhibit 5.1)

 23.2      Consent of  Independent  Auditors

 24.1      Power of Attorney (contained in page 5)

------------------

* Incorporated by reference to the Exhibit filed with the Company's Registration Statement on Form S-8 No. 333-49081 as filed with the SEC on April 1, 1998.